CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 24, 1995, included in Kennametal Inc.'s Form 10-K for the year ended June 30, 1995, and to all references to our Firm included in this registration statement.




                                                     ARTHUR ANDERSEN LLP




Pittsburgh, Pennsylvania
December 14, 1995